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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): April 26, 2000


                                  iVillage Inc.
             (Exact name of registrant as specified in its charter)


   Delaware                          000-25469                  13-3845162
(State or other                   (Commission File             (IRS Employer
jurisdiction of                       Number)                Identification No.)
organization)

212 Fifth Avenue, New York, New York                                    10010
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (212) 206-3100



--------------------------------------------------------------------------------
          (Former name or former address if changed since last report)



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Item 5. Other Events

     On April 26, 2000, iVillage Inc. ("iVillage") issued a press release announcing its financial results for the three-month period ended March 31, 2000. A copy of iVillage's press release announcing these financial results is attached as Exhibit 99.1 hereto and incorporated by reference into this Report.

     In addition, on April 26, 2000, iVillage issued a separate press release with respect to the resignation of Craig Monaghan as iVillage's Chief Financial Officer. A copy of such press release is attached as Exhibit 99.2 hereto and is incorporated by reference into this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits

          99.1 Press Release dated April 26, 2000 regarding iVillage Inc.'s announcement of its financial results for the three-month period ended March 31, 2000.

          99.2 Press Release dated April 26, 2000 with respect to the resignation of Craig Monaghan as iVillage's Chief Financial Officer.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      iVillage Inc.
                                      (Registrant)

Date:  April 26, 2000                 By:/s/ Steven A. Elkes
                                         ---------------------------------------
                                         Steven A. Elkes
                                         Senior Vice President, Business Affairs


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                                  EXHIBIT INDEX


Exhibits
--------

99.1 Press Release dated April 26, 2000 regarding iVillage Inc.'s announcement of its financial results for the three-month period ended March 31, 2000.

99.2 Press Release dated April 26, 2000 with respect to the resignation of Craig Monaghan as iVillage's Chief Financial Officer.